March 2, 2015

Supplement

SUPPLEMENT DATED MARCH 2, 2015 TO THE PROSPECTUS OF
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2014
(the "Fund")

The Board of Trustees of the Fund has approved a decrease in the expense cap with respect to the Class I shares and the authorization of an expense cap with respect to Class L shares, effective March 2, 2015. Accordingly, the following changes to the Prospectus will become effective on March 2, 2015.

The Fund's Annual Fund Operating Expenses table under the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class L	Class I
Advisory Fee	0.42%	0.42%	0.42%	0.42%
Distribution and/or Shareholder Service (12b-1) Fee[3]	0.25%	0.23%	0.50%	None
Other Expenses	0.23%	0.24%	0.29%	0.24%
Total Annual Fund Operating Expenses[5]	0.90%	0.89%[4]	1.21%	0.66%
Fee Waiver and/or Expense Reimbursement[5]	0.03%	0.03%[4]	0.09%	0.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	0.87%	0.86%[4]	1.12%	0.52%

The Fund's Example information under the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the 10 year amounts for Class B shares which reflect the conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$510	$691	$887	$1,452
Class B	$588	$574	$677	$1,061	*
Class L	$114	$356	$617	$1,363
Class I	$53	$167	$291	$653

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$510	$691	$887	$1,452
Class B	$88	$274	$477	$1,061	*
Class L	$114	$356	$617	$1,363
Class I	$53	$167	$291	$653

The footnotes following the Fund's Example information under the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Example" are hereby deleted in their entirety and replaced with the following:

*  Does not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio after fee waiver and/or expense reimbursement of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Shareholder Information—Share Class Arrangements" for more information.

(1)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—Share Class Arrangements" for further information about the CDSC waiver categories.

(2)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Shareholder Information—Share Class Arrangements" for a complete discussion of the CDSC.

(3)  The Board of Trustees approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund's Class L shares from 0.75% to 0.50% of the average daily net assets of such Class, effective February 25, 2013. The Distribution and/or Shareholder Service (12b-1) Fee shown in the table above has been restated to reflect such change.

(4)  The Fund's "Distributor," Morgan Stanley Distribution, Inc., has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waiver when it deems such action is appropriate.

(5)  The Fund's "Adviser" and "Administrator," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class A, 0.86% for Class B, 1.12% for Class L and 0.52% for Class I. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The penultimate paragraph of the section of the Prospectus entitled "Fund Management" is hereby deleted and replaced with the following:

Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.87% for Class A, 0.86% for Class B, 1.12% for Class L and 0.52% for Class I. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

USGSPT-0315

March 2, 2015

Supplement

SUPPLEMENT DATED MARCH 2, 2015 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley U.S. Government Securities Trust, dated April 30, 2014
(the "Fund")

The Board of Trustees of the Fund has approved a decrease in the expense cap with respect to the Class I shares and the authorization of an expense cap with respect to Class L shares, effective March 2, 2015. Accordingly, the following changes to the Statement of Additional Information will become effective on March 2, 2015.

The fourth paragraph of the section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—A. Adviser and Administrator" is hereby deleted and replaced with the following:

Morgan Stanley Investment Management Inc., as the Adviser and Administrator, has agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.87% for Class A, 0.86% for Class B, 1.12% for Class L and 0.52% for Class I. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE